Schedule of Investments PIMCO Income Strategy Fund	October 31, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 151.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 15.1%
Advanz Pharma Corp. 6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~		$2,274	$2,213
Al Convoy (Luxembourg) SARL 4.500% (LIBOR03M + 3.500%) due 01/17/2027 ~		38	37
Banijay Entertainment S.A.S 3.890% (LIBOR03M + 3.750%) due 03/01/2025 «~		8	8
Boels Topholding BV 4.000% (EUR003M + 4.000%) due 01/14/2027 ~	EUR	1,000	1,132
Caesars Resort Collection LLC
2.898% (LIBOR03M + 2.750%) due 12/23/2024 ~		$4,185	3,936
4.648% - 4.651% (LIBOR03M + 4.500%) due 07/21/2025 ~		1,638	1,589
Diamond Resorts Corp. 4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		205	185
DTEK Investments Ltd. 5.750% (LIBOR03M + 5.000%) due 06/30/2023 «~		1,449	813
Emerald TopCo, Inc. 3.648% - 3.714% (LIBOR03M + 3.500%) due 07/24/2026 ~		54	53
Encina Private Credit LLC TBD% - 4.627% (LIBOR03M + 3.627%) due 11/30/2025 «~µ		4,600	4,600
Envision Healthcare Corp. 3.898% (LIBOR03M + 3.750%) due 10/10/2025 ~		8,174	5,883
EyeCare Partners LLC
3.750% due 02/18/2027 µ		5	5
3.898% (LIBOR03M + 3.750%) due 02/18/2027 ~		23	22
Fly Funding SARL 6.237% (LIBOR03M + 6.000%) due 10/08/2025 «~		2,700	2,606
Forbes Energy Services LLC TBD% due 04/13/2021 «		221	198
Frontier Communications Corp. 6.000% (PRIME + 2.750%) due 06/15/2024 ~		1,705	1,678
Ingersoll Rand Co. Ltd. 1.898% (LIBOR03M + 1.750%) due 03/01/2027 ~		26	25
Innophos, Inc. 3.648% (LIBOR03M + 3.500%) due 02/07/2027 ~		11	11
Intelsat Jackson Holdings S.A. 3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		4	4
IRB Holding Corp. 3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		402	383
Jefferies Finance LLC 3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~		11	11
LogMeIn, Inc. 4.890% (LIBOR03M + 4.750%) due 08/31/2027 ~		1,300	1,263
McDermott Technology Americas, Inc. 3.145% (LIBOR03M + 3.000%) due 06/30/2024 «~		40	33
McDermott Technology Americas, Inc. (1.148% Cash and 3.000% PIK) 4.148% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		176	116
MH Sub LLC 3.648% (LIBOR03M + 3.500%) due 09/13/2024 ~		58	56
Milano Acquisition Corp. 4.750% (LIBOR03M + 4.000%) due 10/01/2027 ~		500	492
Nascar Holdings, Inc. 2.902% (LIBOR03M + 2.750%) due 10/19/2026 ~		34	34
NCI Building Systems, Inc. 3.895% (LIBOR03M + 3.750%) due 04/12/2025 ~		20	19
Neiman Marcus Group Ltd. LLC 13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~		3,211	3,351
Ortho-Clinical Diagnostics S.A. 3.390% (LIBOR03M + 3.250%) due 06/30/2025 ~		294	285
Pacific Drilling S.A. TBD% due 10/30/2025		33	0
PetSmart, Inc. 4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~		2,715	2,696
Playtika Holding Corp. 7.000% (LIBOR03M + 6.000%) due 12/10/2024 ~		1,747	1,751
PUG LLC 3.648% (LIBOR03M + 3.500%) due 02/12/2027 ~		894	786
Refinitiv U.S. Holdings, Inc. 3.398% (LIBOR03M + 3.250%) due 10/01/2025 ~		345	340
Sequa Mezzanine Holdings LLC (5.000% Cash and 6.750% PIK) 11.750% (LIBOR03M + 4.000%) due 04/28/2024 «~(d)		42	33
Sotera Health Holdings LLC 5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		70	70

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

Starfruit Finco BV 3.145% (LIBOR03M + 3.000%) due 10/01/2025 ~		96	93
Summer (BC) Holdco B SARL 5.001% (LIBOR03M + 4.750%) due 12/04/2026 ~		1,588	1,527
Syniverse Holdings, Inc. 6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		4,490	3,521
U.S. Renal Care, Inc. 5.188% (LIBOR03M + 5.000%) due 06/26/2026 ~		217	209
Univision Communications, Inc. 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,824	1,771
Valaris PLC TBD% due 08/17/2021 «		18	18
Westmoreland Mining Holdings LLC 9.250% (LIBOR03M + 8.250%) due 03/15/2022 ~		377	351
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 (d)		1,859	929
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		1,381	1,308
Zayo Group Holdings, Inc. 3.148% (LIBOR03M + 3.000%) due 03/09/2027 ~		100	96
Total Loan Participations and Assignments (Cost $50,967)			46,540
CORPORATE BONDS & NOTES 80.7%
BANKING & FINANCE 24.3%
Ally Financial, Inc. 8.000% due 11/01/2031		537	740
Ambac LSNI LLC 6.000% due 02/12/2023 •		220	219
Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	800	916
10.500% due 07/23/2029		300	353
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	400	117
Bank of Nova Scotia 4.900% due 06/04/2025 •(k)		$1,064	1,113
Barclays PLC
6.375% due 12/15/2025 •(k)	GBP	600	781
7.125% due 06/15/2025 •(k)		5,100	6,946
BGC Partners, Inc.
3.750% due 10/01/2024 (n)		$1,000	1,014
4.375% due 12/15/2025 (n)		1,000	1,028
Brookfield Finance, Inc. 4.700% due 09/20/2047		68	79
Cantor Fitzgerald LP
4.875% due 05/01/2024		15	16
6.500% due 06/17/2022 (n)		3,000	3,240
CBL & Associates LP 5.950% due 12/15/2026 ^(e)		3,880	1,464
Credit Suisse Group AG
7.500% due 07/17/2023 •(k)		200	212
7.500% due 12/11/2023 •(k)		640	697
7.500% due 12/11/2023 •(k)(n)		2,900	3,158
Equitable Holdings, Inc. 5.000% due 04/20/2048		4	5
Flagstar Bancorp, Inc. 6.125% due 07/15/2021 (n)		1,700	1,708
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		179	177
6.750% due 03/15/2022		232	231
GE Capital Funding LLC 4.400% due 05/15/2030		400	436
GLP Capital LP 4.000% due 01/15/2031 (n)		1,000	1,047
GSPA Monetization Trust 6.422% due 10/09/2029		1,473	1,640
HSBC Holdings PLC
5.875% due 09/28/2026 •(k)(n)	GBP	200	268
6.000% due 09/29/2023 •(k)(n)	EUR	1,200	1,484
6.500% due 03/23/2028 •(k)		$200	214
Hunt Cos., Inc. 6.250% due 02/15/2026		12	12
ING Groep NV 5.750% due 11/16/2026 •(k)		800	834
Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	100	115
3.950% due 06/30/2022	GBP	2,225	2,903
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		$32	31
Ladder Capital Finance Holdings LLP 4.250% due 02/01/2027		17	15
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(k)(n)		2,900	3,127
7.875% due 06/27/2029 •(k)	GBP	3,219	4,820

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

MGM Growth Properties Operating Partnership LP 4.500% due 01/15/2028 (n)		$1,080	1,100
Natwest Group PLC
8.000% due 08/10/2025 •(k)(n)		3,000	3,365
8.625% due 08/15/2021 •(k)(n)		800	827
Navient Corp.
5.625% due 08/01/2033		31	27
7.250% due 09/25/2023 (n)		2,974	3,125
Newmark Group, Inc. 6.125% due 11/15/2023		28	30
OneMain Finance Corp. 6.125% due 03/15/2024		66	69
PRA Group, Inc. 7.375% due 09/01/2025		600	630
Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(k)	GBP	2,850	3,888
7.375% due 06/24/2022 •(k)		1,800	2,422
SLM Corp. 4.200% due 10/29/2025 (n)		$1,300	1,319
Societe Generale S.A. 7.375% due 10/04/2023 •(k)		300	309
Starwood Property Trust, Inc. 5.500% due 11/01/2023 (c)		1,200	1,191
TP ICAP PLC 5.250% due 01/26/2024 (n)	GBP	2,023	2,818
UniCredit SpA 7.830% due 12/04/2023 (n)		$1,960	2,299
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	1,362	1,836
Uniti Group LP 7.875% due 02/15/2025 (n)		$6,700	7,112
Voyager Aviation Holdings LLC 9.000% due 08/15/2021		3,228	1,590
			75,117
INDUSTRIALS 42.9%
1011778 BC ULC 3.500% due 02/15/2029 (c)		1,000	995
Alaska Airlines Class A Pass-Through Trust 4.800% due 02/15/2029		800	843
Albertsons Cos., Inc.
3.500% due 03/15/2029		1,000	972
4.625% due 01/15/2027		4	4
4.875% due 02/15/2030		10	11
Altice Financing S.A. 7.500% due 05/15/2026 (n)		1,500	1,568
Anglo American Capital PLC 2.625% due 09/10/2030		800	802
Associated Materials LLC 9.000% due 09/01/2025		147	155
Avon International Capital PLC 6.500% due 08/15/2022		12	12
Banner Health
2.338% due 01/01/2030 (n)		227	233
3.181% due 01/01/2050		144	150
Boeing Co.
5.040% due 05/01/2027		184	202
5.150% due 05/01/2030		428	474
5.705% due 05/01/2040		416	480
5.805% due 05/01/2050		540	637
5.930% due 05/01/2060		500	601
Bombardier, Inc.
6.000% due 10/15/2022		16	15
6.125% due 01/15/2023		182	157
7.500% due 12/01/2024		1,614	1,219
7.500% due 03/15/2025		2,467	1,798
7.875% due 04/15/2027		2,848	2,079
Broadcom, Inc.
4.150% due 11/15/2030		282	316
4.300% due 11/15/2032		326	373
5.000% due 04/15/2030		22	26
Camelot Finance S.A. 4.500% due 11/01/2026		3	3
CCO Holdings LLC
4.250% due 02/01/2031 (n)		3,779	3,869
4.500% due 08/15/2030		82	85
4.750% due 03/01/2030		88	93
Citrix Systems, Inc. 3.300% due 03/01/2030		38	40
Clear Channel Worldwide Holdings, Inc. 9.250% due 02/15/2024		75	65
Community Health Systems, Inc.
6.250% due 03/31/2023 (n)		3,960	3,930
6.625% due 02/15/2025 (n)		1,559	1,524
8.000% due 03/15/2026 (n)		906	911

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

8.625% due 01/15/2024 (n)		439	446
Connect Finco SARL 6.750% due 10/01/2026		30	30
Continental Airlines Pass-Through Trust 9.798% due 10/01/2022		24	23
Corning, Inc. 5.450% due 11/15/2079		37	47
CSC Holdings LLC 3.375% due 02/15/2031		600	578
CVS Pass-Through Trust 7.507% due 01/10/2032		382	472
Dell International LLC 6.020% due 06/15/2026 (n)		1,200	1,422
Delta Air Lines, Inc. 7.375% due 01/15/2026 (n)		920	952
Diamond Resorts International, Inc. 10.750% due 09/01/2024 (n)		712	649
Energy Transfer Operating LP
3.750% due 05/15/2030		41	40
5.000% due 05/15/2050		38	35
Envision Healthcare Corp. 8.750% due 10/15/2026		1,105	523
Exela Intermediate LLC 10.000% due 07/15/2023		57	17
Expedia Group, Inc. 3.600% due 12/15/2023		600	617
Ferroglobe PLC 9.375% due 03/01/2022		700	459
First Quantum Minerals Ltd.
6.500% due 03/01/2024		688	684
6.875% due 03/01/2026		458	455
Flex Ltd. 4.875% due 06/15/2029		8	9
Ford Motor Co. 7.700% due 05/15/2097 (n)		7,435	7,844
Fresh Market, Inc. 9.750% due 05/01/2023 (n)		3,313	3,176
Fresnillo PLC 4.250% due 10/02/2050 (n)		1,000	1,020
Full House Resorts, Inc.
8.575% due 01/31/2024		194	187
9.738% due 02/02/2024		17	16
General Electric Co.
4.350% due 05/01/2050 (n)		1,800	1,906
6.150% due 08/07/2037		19	23
6.875% due 01/10/2039		15	20
Gray Television, Inc. 4.750% due 10/15/2030		1,000	988
HCA, Inc. 7.500% due 11/15/2095 (n)		1,050	1,338
HollyFrontier Corp. 4.500% due 10/01/2030 (n)		3,800	3,563
Hologic, Inc. 3.250% due 02/15/2029 (n)		1,400	1,410
iHeartCommunications, Inc. 8.375% due 05/01/2027		172	168
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK) 3.875% due 05/15/2027 (d)	EUR	100	117
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK) 6.000% due 05/15/2027 (d)		$225	235
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK) 6.375% due 05/15/2029 (d)		200	212
Innophos Holdings, Inc. 9.375% due 02/15/2028		60	64
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(e)		39	11
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)		1,046	616
8.000% due 02/15/2024 ^		18	18
8.500% due 10/15/2024 ^(e)		5,416	3,358
9.750% due 07/15/2025 ^(e)		4,805	3,011
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)		2,714	129
8.125% due 06/01/2023 ^(e)(n)		524	21
JetBlue Pass-Through Trust 4.000% due 05/15/2034		700	724
Kinder Morgan, Inc.
7.750% due 01/15/2032 (n)		800	1,095
7.800% due 08/01/2031 (n)		1,600	2,140
Kraft Heinz Foods Co. 5.500% due 06/01/2050		100	114
Mallinckrodt International Finance S.A. 5.500% due 04/15/2025 ^(e)		302	103
Marriott International, Inc. 4.625% due 06/15/2030		20	21

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

Melco Resorts Finance Ltd. 5.750% due 07/21/2028 (n)		1,000	998
MGM Resorts International 4.750% due 10/15/2028 (n)		1,300	1,273
NCL Corp. Ltd.
3.625% due 12/15/2024		36	25
10.250% due 02/01/2026 (n)		1,016	1,046
12.250% due 05/15/2024 (n)		1,660	1,845
Netflix, Inc.
3.625% due 06/15/2030	EUR	600	764
3.875% due 11/15/2029		804	1,042
4.625% due 05/15/2029		2,900	3,935
4.875% due 06/15/2030		$100	114
5.375% due 11/15/2029		30	35
New Albertson's LP 6.570% due 02/23/2028 (n)		2,800	2,820
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (n)		3,200	3,216
Noble Holding International Ltd. 7.875% due 02/01/2026 ^(e)		128	31
Northriver Midstream Finance LP 5.625% due 02/15/2026 (n)		1,300	1,290
Odebrecht Oil & Gas Finance Ltd. 0.000% due 11/30/2020 (h)(k)		450	1
Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		256	268
7.375% due 06/01/2025		105	111
Pacific Drilling SA 8.375% due 10/01/2023 ^(e)		190	24
Pan American Energy LLC 30.115% (BADLARPP) due 11/20/2020 ~	ARS	15,100	96
Par Pharmaceutical, Inc. 7.500% due 04/01/2027		$52	55
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	200	190
4.875% due 02/21/2028		556	577
5.350% due 02/12/2028		$333	285
5.950% due 01/28/2031		94	79
6.490% due 01/23/2027		40	37
6.500% due 03/13/2027 (n)		3,093	2,880
6.750% due 09/21/2047		20	16
6.840% due 01/23/2030 (n)		2,143	1,918
6.950% due 01/28/2060		150	117
7.690% due 01/23/2050		60	50
Platin 1426 GmbH 6.875% due 06/15/2023	EUR	200	227
Prime Security Services Borrower LLC 3.375% due 08/31/2027 (n)		$1,429	1,381
QualityTech LP 3.875% due 10/01/2028 (n)		1,000	1,003
QVC, Inc. 5.950% due 03/15/2043 (n)		1,521	1,468
Reynolds Group Issuer, Inc. 4.000% due 10/15/2027 (n)		1,350	1,372
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031	GBP	700	1,227
Sabine Pass Liquefaction LLC 4.500% due 05/15/2030 (n)		$363	406
Sands China Ltd.
5.125% due 08/08/2025 (n)		200	216
5.400% due 08/08/2028 (n)		2,702	2,944
Spirit AeroSystems, Inc.
1.050% (US0003M + 0.800%) due 06/15/2021 ~		132	127
3.950% due 06/15/2023 (n)		1,557	1,393
Standard Industries, Inc. 4.375% due 07/15/2030 (n)		1,000	1,032
Staples, Inc. 7.500% due 04/15/2026		5	5
Studio City Finance Ltd.
6.000% due 07/15/2025 (n)		1,000	1,006
6.500% due 01/15/2028 (n)		1,000	990
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021 (n)		942	935
Teva Pharmaceutical Finance Co. BV 2.950% due 12/18/2022		674	648
Teva Pharmaceutical Finance Netherlands BV 6.000% due 01/31/2025	EUR	100	121
Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		$1,028	1,117
5.750% due 09/30/2039 (n)		6,050	6,869
TransDigm, Inc. 5.500% due 11/15/2027		20	20
Transocean Pontus Ltd. 6.125% due 08/01/2025		55	48
Transocean, Inc.
7.250% due 11/01/2025		68	23

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

7.500% due 01/15/2026		56	12
8.000% due 02/01/2027		66	18
Triumph Group, Inc.
5.250% due 06/01/2022		10	9
6.250% due 09/15/2024		32	28
U.S. Renal Care, Inc. 10.625% due 07/15/2027		34	36
Uber Technologies, Inc. 6.250% due 01/15/2028		800	812
Unigel Luxembourg S.A. 8.750% due 10/01/2026		200	194
United Airlines Pass-Through Trust 5.875% due 04/15/2029 (n)		1,800	1,802
United Group BV
3.125% due 02/15/2026	EUR	116	127
3.625% due 02/15/2028		100	109
Univision Communications, Inc. 5.125% due 02/15/2025		$283	279
Valaris PLC
5.750% due 10/01/2044 ^(e)		153	7
7.750% due 02/01/2026 ^(e)		8	0
Vale Overseas Ltd.
6.875% due 11/21/2036		29	39
6.875% due 11/10/2039		257	353
ViaSat, Inc. 5.625% due 09/15/2025		36	36
Viking Cruises Ltd. 13.000% due 05/15/2025 (n)		924	1,048
Vmed O2 UK Financing PLC 4.250% due 01/31/2031 (n)		2,400	2,406
Western Midstream Operating LP
2.074% (US0003M + 1.850%) due 01/13/2023 ~		22	20
6.250% due 02/01/2050		16	15
Windstream Escrow LLC 7.750% due 08/15/2028		4,144	4,014
WMG Acquisition Corp.
3.000% due 02/15/2031 (n)		1,866	1,777
3.000% due 02/15/2031 (c)		1,000	953
Wyndham Destinations, Inc.
3.900% due 03/01/2023		34	33
4.625% due 03/01/2030		22	21
5.650% due 04/01/2024		4	4
6.000% due 04/01/2027		349	361
Wynn Macau Ltd. 5.500% due 01/15/2026		1,000	964
YPF S.A. 36.951% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	3,800	24
Yum Brands, Inc. 3.625% due 03/15/2031 (n)		$1,300	1,279
Zayo Group Holdings, Inc. 6.125% due 03/01/2028		37	37
			132,281
UTILITIES 13.5%
AT&T, Inc.
3.100% due 02/01/2043		684	652
3.300% due 02/01/2052		684	632
3.500% due 06/01/2041 (n)		544	551
3.500% due 02/01/2061		694	642
3.650% due 06/01/2051 (n)		1,960	1,927
3.850% due 06/01/2060 (n)		1,292	1,274
CenturyLink, Inc. 4.000% due 02/15/2027		30	31
DTEK Finance PLC 10.750% due 12/31/2024 ^(e)		593	391
Edison International 5.750% due 06/15/2027		31	35
Gazprom Neft OAO Via GPN Capital S.A. 6.000% due 11/27/2023 (n)		3,700	4,115
Northwestern Bell Telephone 7.750% due 05/01/2030		7,000	7,601
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^		19	17
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)		140	37
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		448	407
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)		2,846	281
Pacific Gas & Electric Co.
3.150% due 01/01/2026		50	51
3.300% due 03/15/2027 (n)		1,070	1,082
3.300% due 12/01/2027 (n)		300	304
3.400% due 08/15/2024		218	227
3.450% due 07/01/2025 (n)		468	487

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

3.500% due 06/15/2025 (n)		365	381
3.750% due 02/15/2024		76	79
3.750% due 07/01/2028 (n)		468	481
3.750% due 08/15/2042		10	9
4.000% due 03/15/2027		1,004	954
4.250% due 08/01/2023 (n)		552	586
4.300% due 03/15/2045		11	11
4.500% due 07/01/2040 (n)		939	968
4.500% due 12/15/2041		10	10
4.550% due 07/01/2030 (n)		2,164	2,326
4.600% due 11/15/2023		8	8
4.650% due 08/01/2028 (n)		515	553
4.750% due 02/15/2044 (n)		382	395
4.950% due 07/01/2050 (n)		2,360	2,491
Petrobras Global Finance BV
5.093% due 01/15/2030 (n)		2,378	2,487
6.625% due 01/16/2034	GBP	100	145
Rio Oil Finance Trust 9.250% due 07/06/2024 (n)		$2,244	2,468
Southern California Edison Co.
2.850% due 08/01/2029		8	8
3.650% due 03/01/2028		3	3
3.650% due 02/01/2050		15	16
5.750% due 04/01/2035		4	5
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		18	22
Sprint Corp.
7.125% due 06/15/2024 (n)		2,122	2,443
7.875% due 09/15/2023 (n)		3,452	3,946
Talen Energy Supply LLC 6.625% due 01/15/2028		14	13
Transocean Poseidon Ltd. 6.875% due 02/01/2027		54	41
			41,596
Total Corporate Bonds & Notes (Cost $252,474)			248,994
CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp. 3.375% due 08/15/2026		1,600	1,418
UTILITIES 0.0%
Ensco Jersey Finance Ltd. 3.000% due 01/31/2024 ^(e)		4	1
Total Convertible Bonds & Notes (Cost $1,603)			1,419
MUNICIPAL BONDS & NOTES 4.8%
ILLINOIS 2.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010 7.517% due 01/01/2040		6,000	6,839
Chicago, Illinois General Obligation Bonds, Series 2017 7.045% due 01/01/2029		60	65
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		10	11
7.350% due 07/01/2035		10	11
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033		40	40
			6,966
VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046		380	394
WEST VIRGINIA 2.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		21,900	1,874
7.467% due 06/01/2047		5,180	5,604
			7,478
Total Municipal Bonds & Notes (Cost $12,659)			14,838
U.S. GOVERNMENT AGENCIES 3.4%
Fannie Mae
3.500% due 12/25/2032 - 12/25/2049 (a)		2,965	300
3.799% due 02/25/2040 •		150	144
4.000% due 11/25/2042 (a)		1,358	177
5.776% due 06/25/2043 •(a)		318	55

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

5.899% due 07/25/2029 •(n)		570	590
5.901% due 02/25/2049 •(a)		1,226	177
14.553% due 12/25/2040 •		132	201
Freddie Mac
0.000% due 02/25/2046 (b)(h)		3,139	2,995
0.100% due 02/25/2046 (a)		30,557	4
0.700% due 11/25/2055 ~(a)		16,750	1,209
3.000% due 11/15/2033 (a)		2,781	221
6.143% due 11/25/2055 «~		3,974	2,434
7.699% due 12/25/2027 •		1,485	1,496
9.702% due 11/15/2040 •		191	254
10.899% due 03/25/2025 •		287	315
Total U.S. Government Agencies (Cost $10,762)			10,572
NON-AGENCY MORTGAGE-BACKED SECURITIES 8.9%
Banc of America Alternative Loan Trust 6.000% due 01/25/2036 ^		32	32
Banc of America Funding Trust 6.000% due 08/25/2036 ^		708	697
BCAP LLC Trust
0.000% due 06/26/2036 ~		60	30
3.284% due 03/27/2036 ~		974	808
4.850% due 03/26/2037 þ		347	402
Bear Stearns ALT-A Trust
0.469% due 06/25/2046 ^•		1,281	1,127
3.162% due 11/25/2036 ^~		181	121
3.253% due 09/25/2035 ^~		187	137
3.311% due 09/25/2047 ^~(n)		2,300	1,572
Bear Stearns Commercial Mortgage Securities Trust 5.909% due 04/12/2038 ~		100	100
Bear Stearns Mortgage Funding Trust 7.500% due 08/25/2036 þ		264	258
CD Commercial Mortgage Trust 5.398% due 12/11/2049 ~		2	2
CD Mortgage Trust 5.688% due 10/15/2048		2,673	1,464
Chase Mortgage Finance Trust
3.711% due 12/25/2035 ^~		3	3
6.000% due 02/25/2037 ^		371	232
6.000% due 07/25/2037 ^		254	184
6.250% due 10/25/2036 ^		741	544
Citicorp Mortgage Securities Trust 5.500% due 04/25/2037		22	23
Commercial Mortgage Loan Trust 6.056% due 12/10/2049 ~		777	352
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		930	753
6.000% due 08/25/2037 ^~		445	353
Countrywide Alternative Loan Trust
0.499% due 05/25/2037 ^•		148	49
3.774% due 04/25/2036 ^~		338	316
5.500% due 03/25/2035		117	75
5.500% due 12/25/2035 ^		1,269	971
5.750% due 01/25/2035		101	101
6.000% due 02/25/2035		163	159
6.000% due 08/25/2036 ^•		171	142
6.000% due 04/25/2037 ^		448	292
6.250% due 11/25/2036 ^		291	259
6.250% due 12/25/2036 ^•		817	536
6.500% due 08/25/2036 ^		210	118
Countrywide Home Loan Mortgage Pass-Through Trust
3.542% due 02/20/2035 ~		7	7
5.500% due 10/25/2035 ^		233	200
6.250% due 09/25/2036 ^		220	149
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust 2.098% due 06/25/2034 •		2,030	1,999
Eurosail PLC 4.060% due 06/13/2045 •	GBP	239	271
GS Mortgage Securities Trust 5.622% due 11/10/2039		$298	160
GSR Mortgage Loan Trust
5.500% due 05/25/2036 ^		20	39
6.000% due 02/25/2036 ^		1,460	944
HarborView Mortgage Loan Trust
0.867% due 01/19/2035 •		64	64
3.563% due 07/19/2035 ^~		18	15
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^		1,643	891
Jackson Park Trust 3.242% due 10/14/2039 ~		1,033	974
JPMorgan Alternative Loan Trust
3.583% due 03/25/2037 ^~		526	514
3.705% due 03/25/2036 ^~		624	549
JPMorgan Chase Commercial Mortgage Securities Trust 5.623% due 05/12/2045		50	45

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

JPMorgan Mortgage Trust
3.342% due 02/25/2036 ^~		125	102
3.458% due 01/25/2037 ^~		156	142
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		324	180
5.562% due 02/15/2040 ^~		132	73
Lehman XS Trust 0.369% due 06/25/2047 •		697	643
Merrill Lynch Mortgage Investors Trust 3.673% due 03/25/2036 ^~		687	458
Morgan Stanley Mortgage Loan Trust 5.962% due 06/25/2036 ^~		2,307	933
Motel 6 Trust 7.075% due 08/15/2024 •		281	235
Natixis Commercial Mortgage Securities Trust 2.398% due 11/15/2034 •		1,065	1,015
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		469	321
6.000% due 07/25/2037 ^		655	375
6.250% due 09/25/2037 ^		1,219	662
Residential Funding Mortgage Securities, Inc. Trust
4.872% due 08/25/2036 ^~		291	269
6.000% due 09/25/2036 ^		87	81
6.000% due 06/25/2037 ^		968	952
Structured Adjustable Rate Mortgage Loan Trust
3.476% due 11/25/2036 ^~		533	510
3.553% due 01/25/2036 ^~		586	412
SunTrust Adjustable Rate Mortgage Loan Trust
3.853% due 02/25/2037 ^~		78	72
3.862% due 04/25/2037 ^~		417	338
WaMu Mortgage Pass-Through Certificates Trust
2.153% due 12/25/2046 •		254	240
3.141% due 10/25/2036 ^~		286	257
3.650% due 02/25/2037 ^~		202	185
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 06/25/2037 ^		34	34
Total Non-Agency Mortgage-Backed Securities (Cost $27,522)			27,522
ASSET-BACKED SECURITIES 16.7%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,750	1,023
Apidos CLO 0.000% due 01/20/2031 ~		$2,200	1,159
Argent Securities Trust 0.339% due 03/25/2036 •		6,716	4,502
Asset-Backed Funding Certificates Trust 0.299% due 10/25/2036 •		3,993	3,875
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,070	811
Bear Stearns Asset-Backed Securities Trust 6.500% due 10/25/2036 ^		$212	155
Belle Haven ABS CDO Ltd. 0.526% due 07/05/2046 •		85,896	232
BlueMountain CLO Ltd. 5.674% due 04/13/2027 •		1,000	929
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		1,200	372
0.000% due 10/22/2031 ~		1,000	333
Citigroup Mortgage Loan Trust 0.299% due 12/25/2036 •(n)		3,272	1,704
Countrywide Asset-Backed Certificates
0.289% due 06/25/2047 ^•(n)		586	539
0.349% due 06/25/2047 ^•(n)		1,890	1,715
Dryden CLO Ltd. 0.000% due 07/17/2031 ~		5,689	3,407
FirstKey Homes Trust 4.781% due 09/17/2025		1,200	1,220
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(h)		4	331
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	250	95
GSAMP Trust
0.409% due 02/25/2046 •		$2,982	2,817
1.124% due 03/25/2035 ^•		4,830	4,458
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		2,700	1,127
JPMorgan Mortgage Acquisition Trust 0.469% due 04/25/2036 •		6,000	5,686
Lehman XS Trust 6.290% due 06/24/2046 þ		969	987
Marlette Funding Trust
0.000% due 07/16/2029 «(h)		6	742
0.000% due 03/15/2030 «(h)		3	559
Merrill Lynch Mortgage Investors Trust 0.468% due 04/25/2037 •		230	154

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

Morgan Stanley Mortgage Loan Trust
0.269% due 04/25/2037 •		3,104	1,392
6.250% due 07/25/2047 ^~		288	193
Residential Asset Mortgage Products Trust 0.429% due 09/25/2036 •		195	188
Securitized Asset-Backed Receivables LLC Trust 0.289% due 05/25/2036 •		4,923	3,341
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(h)		1	1,430
SLM Student Loan Trust 0.000% due 01/25/2042 «(h)		2	1,005
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)		2,100	538
0.000% due 09/25/2040 (h)		846	283
South Coast Funding Ltd. 0.843% due 08/10/2038 •		5,622	838
Symphony CLO Ltd. 4.829% due 07/14/2026 •		1,000	842
Taberna Preferred Funding Ltd.
0.629% due 08/05/2036 •		153	128
0.629% due 08/05/2036 ^•		2,862	2,404
Total Asset-Backed Securities (Cost $60,440)			51,514
SOVEREIGN ISSUES 4.6%
Argentina Government International Bond
1.000% due 08/05/2021	ARS	30,095	192
2.500% due 07/22/2021		9,559	61
15.500% due 10/17/2026		26,000	64
29.722% (BADLARPP) due 10/04/2022 ~		28	0
32.921% (BADLARPP + 2.000%) due 04/03/2022 ~		30,688	178
Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$115	42
0.125% due 07/09/2035 þ		115	38
0.125% due 01/09/2038 þ(n)		6,188	2,313
0.125% due 07/09/2041 þ(n)		2,056	702
0.125% due 07/09/2046 þ		115	38
1.000% due 07/09/2029		366	151
Autonomous City of Buenos Aires Argentina
34.122% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	52,046	308
36.420% (BADLARPP + 5.000%) due 01/23/2022 ~		43,600	277
Dominican Republic International Bond 4.875% due 09/23/2032 (n)		$3,400	3,459
Ghana Government International Bond
6.375% due 02/11/2027		300	280
7.875% due 02/11/2035		400	357
8.750% due 03/11/2061		200	177
Jordan Government International Bond 5.850% due 07/07/2030 (n)		1,564	1,578
Provincia de Buenos Aires
34.027% due 05/31/2022	ARS	6,563	35
34.850% due 04/12/2025		217,314	1,000
South Africa Government International Bond
4.850% due 09/30/2029 (n)		$600	597
5.750% due 09/30/2049 (n)		600	543
Turkey Government International Bond 5.600% due 11/14/2024 (n)		1,400	1,348
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	582	569
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		$120	12
8.250% due 10/13/2024 ^(e)		12	1
9.250% due 09/15/2027 ^(e)		151	15
Total Sovereign Issues (Cost $21,806)			14,335
		SHARES
COMMON STOCKS 1.4%
COMMUNICATION SERVICES 0.1%
Clear Channel Outdoor Holdings, Inc. (f)		261,329	234
iHeartMedia, Inc. «(f)		197	1
iHeartMedia, Inc. 'A' (f)		14,710	121
			356
ENERGY 0.0%
Forbes Energy Services Ltd. (f)(l)		13,350	1
FINANCIALS 0.1%
Associated Materials Group, Inc. «(f)(l)		55,999	356

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

INDUSTRIALS 1.2%
McDermott International Ltd. (f)		77,805	132
Neiman Marcus Group Ltd. LLC «(f)(l)		39,846	3,315
Westmoreland Mining Holdings LLC «(f)(l)		25,438	191
			3,638
Total Common Stocks (Cost $5,413)			4,351
WARRANTS 1.8%
COMMUNICATION SERVICES 0.2%
iHeartMedia, Inc. - Exp. 05/01/2039 «		95,797	775
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		394,000	0
INFORMATION TECHNOLOGY 1.6%
Windstream Services LLC - Exp. 03/24/2021 «		272,048	4,968
Total Warrants (Cost $4,335)			5,743
PREFERRED SECURITIES 6.3%
BANKING & FINANCE 3.2%
Banco Santander S.A. 6.250% due 09/11/2021 •(k)		200,000	229
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(k)		35,000	35
Nationwide Building Society 10.250% ~		16,350	3,556
Stichting AK Rabobank Certificaten 0.000% due 12/29/2049 (j)(k)		4,249,000	6,153
			9,973
INDUSTRIALS 3.1%
General Electric Co. 5.000% due 01/21/2021 •(k)		127,000	104
Sequa Corp. (12.000% PIK) 12.000% «(d)		10,321	9,361
			9,465
Total Preferred Securities (Cost $16,656)			19,438
REAL ESTATE INVESTMENT TRUSTS 1.9%
REAL ESTATE 1.9%
Uniti Group, Inc.		133,286	1,175
VICI Properties, Inc.		202,347	4,644
Total Real Estate Investment Trusts (Cost $3,535)			5,819
SHORT-TERM INSTRUMENTS 5.0%
REPURCHASE AGREEMENTS (m) 4.3%			13,388
		PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 0.0%
Argentina Treasury Bond BONCER 1.100% due 04/17/2021	ARS	13,352	86
ARGENTINA TREASURY BILLS 0.4%
(11.770)% due 11/30/2020 - 01/29/2021 (g)(h)		177,290	1,159
U.S. TREASURY BILLS 0.3%
0.109% due 12/03/2020 - 01/21/2021 (g)(h)(q)		$800	800
U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.108% due 01/26/2021 (h)(i)		4	4

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

Total Short-Term Instruments (Cost $15,527)	15,437
Total Investments in Securities (Cost $483,699)	466,522
Total Investments 151.1% (Cost $483,699)	$466,522
Financial Derivative Instruments (o)(p) 0.0%(Cost or Premiums, net $2,403)	128
Auction Rate Preferred Shares (14.6)%	(45,200)
Other Assets and Liabilities, net (36.5)%	(112,760)
Net Assets Applicable to Common Shareholders 100.0%	$308,690

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Security becomes interest bearing at a future date.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Associated Materials Group, Inc.	08/24/2020	$356	$356	0.12%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	531	1	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	1,307	3,315	1.07
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	733	191	0.06
$2,927	$3,863	1.25%
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(m)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	10/30/2020	11/02/2020	$588	U.S. Treasury Notes 1.125% due 02/28/2022	$(600)	$588	$588
JPS	0.110	10/30/2020	11/02/2020	3,900	U.S. Treasury Bonds 3.375% due 11/15/2048	(3,947)	3,900	3,900
MBC	0.110	10/30/2020	11/02/2020	3,300	U.S. Treasury Notes 1.875% due 09/30/2022	(3,405)	3,300	3,300
SAL	0.110	10/30/2020	11/02/2020	1,700	U.S. Treasury Bonds 1.125% due 05/15/2040	(1,719)	1,700	1,700
TDM	0.110	10/30/2020	11/02/2020	3,900	U.S. Treasury Bonds 1.125% due 08/15/2040	(3,961)	3,900	3,900
Total Repurchase Agreements	$(13,632)	$13,388	$13,388
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	0.750%	08/05/2020	TBD(3)	$(371)	$(372)
BPS	0.400	10/23/2020	01/22/2021	GBP	(1,978)	(2,563)
0.750	10/27/2020	03/01/2021	$(1,591)	(1,592)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

0.800	10/19/2020	04/20/2021	(6,963)	(6,965)
0.800	10/20/2020	04/21/2021	(3,375)	(3,376)
1.530	10/30/2020	11/04/2020	(4,442)	(4,443)
BRC	0.500	03/25/2020	TBD(3)	(58)	(58)
0.550	10/29/2020	02/26/2021	(9,633)	(9,633)
0.650	11/02/2020	05/03/2021	(2,119)	(2,119)
0.790	11/02/2020	05/03/2021	(18,510)	(18,510)
0.800	10/26/2020	02/23/2021	(2,412)	(2,412)
BYR	1.390	07/06/2020	03/31/2021	(5,818)	(5,824)
1.390	09/30/2020	03/31/2021	(5,663)	(5,669)
CDC	0.400	08/05/2020	TBD(3)	(859)	(859)
0.830	10/23/2020	02/16/2021	(6,611)	(6,612)
0.830	10/26/2020	03/01/2021	(4,079)	(4,079)
0.850	10/21/2020	02/23/2021	(3,278)	(3,279)
0.880	10/21/2020	03/23/2021	(932)	(932)
CIW	0.500	10/30/2020	02/01/2021	(1,705)	(1,705)
DEU	1.550	05/15/2020	11/16/2020	(390)	(393)
JML	(0.250)	10/15/2020	01/15/2021	EUR	(1,127)	(1,313)
0.400	10/16/2020	01/18/2021	GBP	(176)	(228)
NOM	0.650	10/28/2020	01/29/2021	$(2,921)	(2,921)
0.750	10/30/2020	02/02/2021	(3,392)	(3,392)
0.850	09/25/2020	03/24/2021	(4,285)	(4,289)
0.850	09/25/2020	03/25/2021	(8,198)	(8,205)
0.850	11/02/2020	03/25/2021	(2,431)	(2,431)
SOG	0.500	10/22/2020	01/22/2021	(2,919)	(2,920)
0.500	10/27/2020	01/27/2021	(1,306)	(1,306)
0.520	10/19/2020	01/20/2021	(3,791)	(3,792)
0.630	10/28/2020	04/28/2021	(1,273)	(1,273)
0.700	08/05/2020	TBD(3)	(3,769)	(3,776)
0.780	10/22/2020	02/24/2021	(1,239)	(1,239)
0.860	10/21/2020	04/19/2021	(2,010)	(2,011)
0.870	09/11/2020	03/10/2021	(1,669)	(1,671)
0.950	07/31/2020	02/01/2021	(823)	(825)
TDM	0.320	11/02/2020	TBD(3)	(4,372)	(4,372)
0.380	08/27/2020	TBD(3)	(8,234)	(8,240)
UBS	0.750	10/15/2020	01/15/2021	(13,202)	(13,207)
Total Reverse Repurchase Agreements	$(148,806)
(n)	Securities with an aggregate market value of $168,428 and cash of $365 have been pledged as collateral under the terms of master agreements as of October 31, 2020.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended October 31, 2020 was $(107,877) at a weighted average interest rate of 0.780%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	15.361%	$300	$(1)	$(73)	$(74)	$0	$(3)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	15.444	700	(3)	(185)	(188)	0	(7)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	4.479	EUR	1,000	(199)	19	(180)	2	0
$(203)	$(239)	$(442)	$2	$(10)
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	03/17/2031	GBP	11,000	$(49)	$6	$(43)	$86	$0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.184	Quarterly	10/21/2025	$9,341	0	(24)	(24)	0	(5)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.562	Quarterly	10/21/2030	4,422	0	(51)	(51)	0	(13)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.793	Quarterly	10/21/2035	8,146	0	(147)	(147)	0	(38)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.909	Quarterly	10/21/2040	10,021	0	(242)	(242)	0	(68)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.985	Quarterly	10/21/2050	820	0	(29)	(29)	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	0.173	Quarterly	10/21/2025	9,341	0	25	25	5	0
Receive	1-Day USD-SOFR Compounded-OIS	0.534	Quarterly	10/21/2030	4,422	0	54	54	14	0
Receive	1-Day USD-SOFR Compounded-OIS	0.745	Quarterly	10/21/2035	8,147	0	165	165	43	0
Receive	1-Day USD-SOFR Compounded-OIS	0.844	Quarterly	10/21/2040	10,021	0	290	290	75	0
Receive	1-Day USD-SOFR Compounded-OIS	0.907	Quarterly	10/21/2050	820	0	34	34	9	0
Receive(5)	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022	25,500	12	(13)	(1)	1	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025	43,420	2,555	2,557	5,112	0	(14)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026	15,300	723	887	1,610	0	(12)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027	28,100	200	3,689	3,889	0	(42)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	49,900	2,148	7,743	9,891	0	(101)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044	83,100	(2,711)	42,932	40,221	0	(733)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	3,200	(23)	(548)	(571)	31	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	8,400	(19)	(934)	(953)	79	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050	8,800	(34)	(1,238)	(1,272)	85	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050	1,700	(5)	(403)	(408)	17	0
Receive(5)	3-Month USD-LIBOR	1.150	Semi-Annual	12/11/2050	91,100	52	4,263	4,315	842	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	3,900	97	352	449	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	3,400	62	(117)	(55)	4	0
$3,008	$59,251	$62,259	$1,291	$(1,034)
Total Swap Agreements	$2,805	$59,012	$61,817	$1,293	$(1,044)
Cash of $5,782 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2020.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability
BOA	12/2020	$855	EUR	732	$0	$(2)
BPS	11/2020	EUR	469	$550	3	0
11/2020	$1,072	GBP	830	3	0
CBK	11/2020	GBP	1,236	$1,609	8	0
11/2020	$29,824	GBP	22,938	0	(107)
12/2020	GBP	22,938	$29,828	106	0
12/2020	$622	PEN	2,223	0	(6)
02/2021	349	1,258	0	(1)
03/2021	119	MXN	2,689	6	0
HUS	11/2020	EUR	932	$1,095	10	0
11/2020	GBP	20,956	26,965	0	(184)
11/2020	$1,560	EUR	1,327	0	(15)
03/2021	981	PEN	3,492	0	(16)
JPM	11/2020	EUR	402	$475	7	0
MYI	11/2020	408	479	3	0
SCX	11/2020	17,994	21,115	158	0
12/2020	18,878	22,004	4	0
12/2020	$62	RUB	4,838	0	(2)
TOR	11/2020	GBP	1,576	$2,040	0	(2)
UAG	11/2020	$3	RUB	204	0	0
Total Forward Foreign Currency Contracts	$308	$(335)

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	2.214%	$500	$(97)	$74	$0	$(23)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.214	700	(139)	106	0	(33)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.214	800	(166)	128	0	(38)
Total Swap Agreements	$(402)	$308	$0	$(94)
(q)

Securities with an aggregate market value of $466 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$38,231	$8,309	$46,540
Corporate Bonds & Notes
Banking & Finance	0	75,117	0	75,117
Industrials	0	132,281	0	132,281
Utilities	0	41,596	0	41,596
Convertible Bonds & Notes
Industrials	0	1,418	0	1,418
Utilities	0	1	0	1
Municipal Bonds & Notes
Illinois	0	6,966	0	6,966
Virginia	0	394	0	394
West Virginia	0	7,478	0	7,478
U.S. Government Agencies	0	8,138	2,434	10,572
Non-Agency Mortgage-Backed Securities	0	27,522	0	27,522
Asset-Backed Securities	0	47,447	4,067	51,514
Sovereign Issues	0	14,335	0	14,335
Common Stocks
Communication Services	355	0	1	356
Energy	0	1	0	1
Financials	0	0	356	356
Industrials	132	0	3,506	3,638
Warrants
Communication Services	0	0	775	775
Information Technology	0	0	4,968	4,968
Preferred Securities
Banking & Finance	0	9,973	0	9,973
Industrials	0	104	9,361	9,465
Real Estate Investment Trusts
Real Estate	5,819	0	0	5,819
Short-Term Instruments
Repurchase Agreements	0	13,388	0	13,388
Short-Term Notes	0	86	0	86
Argentina Treasury Bills	0	1,159	0	1,159
U.S. Treasury Bills	0	800	0	800
U.S. Treasury Cash Management Bills	0	4	0	4
Total Investments	$6,306	$426,439	$33,777	$466,522
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,293	0	1,293
Over the counter	0	308	0	308
$0	$1,601	$0	$1,601

Schedule of Investments PIMCO Income Strategy Fund (Cont.)	October 31, 2020 (Unaudited)

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared					0	(1,044)	0		(1,044)
Over the counter					0	(429)	0		(429)
					$0	$(1,473)	$0		$(1,473)
Total Financial Derivative Instruments					$0	$128	$0		$128
Totals					$6,306	$426,567	$33,777		$466,650

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2020:
Category and Subcategory	Beginning Balance at 07/31/2020	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$8,380	$8,948	$(5,257)	$17	$(3,949)	$3,070	$813	$(3,713)	$8,309	$24
U.S. Government Agencies	2,424	0	(11)	1	4	16	0	0	2,434	15
Asset-Backed Securities	8,532	0	(4,094)	0	(722)	351	0	0	4,067	(509)
Common Stocks
Communication Services	1	0	0	0	0	0	0	0	1	0
Financials	0	356	0	0	0	0	0	0	356	0
Industrials	191	1,307	0	0	0	2,008	0	0	3,506	2,008
Real Estate	1,251	0	0	0	0	(75)	0	(1176)	0	0
Warrants
Communication Services	0	0	0	0	0	0	775	0	775	0
Information Technology	0	2,252	0	0	0	2,716	0	0	4,968	2,716
Preferred Securities
Industrials	7,496	251	0	0	0	1,614	0	0	9,361	1,614
Totals	$28,275	$13,114	$(9,362)	$18	$(4,667)	$9,700	$1,588	$(4,889)	$33,777	$5,868
The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 10/31/2020	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments		$4,600	Market Based Approach			Recovery Value			100.000	—
		813	Other Valuation Techniques(2)			—			—	—
		18	Proxy Pricing			Base Price			99.701	—
		2,878	Third Party Vendor			Broker Quote			80.000 - 97.250	95.668
U.S. Government Agencies		2,434	Proxy Pricing			Base Price			61.250	—
Asset-Backed Securities		4,067	Proxy Pricing			Base Price			8,270.000 - 110,000.000	56,822.839
Common Stocks
Communication Services		1	Other Valuation Techniques(2)			—			—	—
Financials		356	Other Valuation Techniques(2)			—			—	—
Industrials		3,315	Market Based Approach			Discount Rate			12.500	—
		191	Other Valuation Techniques(2)			—			—	—
Warrants
Communication Services		775	Other Valuation Techniques(2)			—			—	—
Information Technology		4,968	Fundamental Valuation			Company Equity Value			$1,826,400.000	—
Preferred Securities
Industrials		9,361	Fundamental Valuation			Company Equity Value			$709,404,767.000	—
Total		$33,777
(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotation directly from the broker-dealer or passed-through broker quote from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company's market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of October 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank
CDC	Natixis Securities Americas LLC	MBC	HSBC Bank Plc	UAG	UBS AG Stamford
CIW	CIBC World Markets Corp.	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
DEU	Deutsche Bank Securities, Inc.

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	RUB	Russian Ruble
AUD	Australian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	PRIME	Daily US Prime Rate	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	US0003M	3 Month USD Swap Rate
LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding